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                                                               EXHIBIT 10.52


                         CORPORATE RESOLUTIONS  RE: GUARANTY


TO:      Bank of Hawaii, CIPLD #366
         P.O. Box 2900
         Honolulu, Hawaii  96846

         I certify to BANK OF HAWAII (the "Bank" that the following is a true copy of resolutions duly adopted by the Board of Directors of C. BREWER AND COMPANY, LIMITED (the "Corporation"), a Hawaii corporation, at a meeting duly held on August 20, 1996, at which a quorum was present and voting, that of the corporation, and that the resolutions are in conformity with the Charter of Incorporation and By-laws of the Corporation and the laws of the jurisdiction of its incorporation, and are now in full force and effect:

         "WHEREAS, C. BREWER HOMES, INC., a Delaware corporation (the "Borrower") has two credit facilities from the Bank (collectively, the "Credit Facilities"), and the Borrower has requested that the Credit Facilities be amended to provide for working capital;

         "WHEREAS, the bank has agreed to establish a tranche for borrowings in each Credit Facility to be used for working capital purposes (the "Working Capital Tranches") on the condition that the Corporation agrees to guarantee payments to be made by the Borrower under the Working Capital Tranches; and

         "WHEREAS, the Corporation has determined that the commercial benefits to be derived by the Corporation from the Bank's granting of the Working Capital Tranches in favor of the Borrower and the security to be provided to the Corporation by the Borrower, justify or will justify the Corporations's execution and delivery of such guaranty;

         "NOW, THEREFORE, BE IT RESOLVED, THAT:

         1. Any two (2) of the President, any Vice President, the Secretary, the Treasurer. any Assistant Secretary or Assistant Treasurer of the Corporation are hereby authorized to execute and deliver on behalf of the Corporation, in the name of the Corporation and as its corporate act and deed, from time to time and on such terms and conditions as such officers may agree upon with the Bank, a guaranty of payment of the Borrower's indebtedness to the Bank under the working Capital Tranches (the "Guaranty"), in such form as the

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officers of the corporation executing and delivering the Guaranty on behalf of the Corporation may approve, such approval to be conclusively evidenced by the execution and delivery of such Guaranty; PROVIDED, HOWEVER, that any guaranty executed pursuant to these Resolutions shall not extend to or cover, at any time, that portion of the Borrower's indebtedness to the Bank which is in excess of $4,000,000.

         2. Such officers are further authorized and empowered for and in the name of the Corporation, from time to time and on such terms and conditions as such officers may determine, to perform all such other acts and execute and deliver all such other instruments and documents which said officers may deem necessary to carry out the purposes of these Resolutions, and, in connection with any of the foregoing, to accept, receive, withdraw or waive notices, demands, protests, vouchers, papers, and property, and to make, execute and deliver notes, obligations, instruments assignments, waivers, releases, indemnities or other agreements of any kind.

         3. The Secretary or an Assistant Secretary of the Corporation is authorized and directed to certify to the Bank the adoption of these Resolutions, and the names and titles and specimen signatures of the present officers of the Corporation, and from time to time as changes in such personnel are made, to certify such changes to the Bank, and the name(s) and titles(s) and specimen signatures(s) of the new personnel.

         4. These Resolutions and any certifications executed pursuant to these Resolutions shall remain in full force and effect, and that the Bank si authorized and requested to rely and act upon the matters contained in these Resolutions and such certifications, until the Bank shall receive, at the offices to which the certified copy of these Resolutions is delivered, either a certified copy of a further resolution of the Board of Directors specifically and expressly amending or revoking these Resolutions, or a further certification as above provided for, as the case may be.

         5. Any and all actions heretofore taken by any officer(s) or agent(s) of the Corporation in connection with or relating to any and all transactions between the Corporation and the Bank be and they are hereby ratified and confirmed as the proper and binding actions of the Corporation."


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         I FURTHER CERTIFY that the following are the names and specimen signatures of present officers of the Corporation, holding the offices set forth below:



President and COO            J.S. Andrasak            /s/ J.S. Andrasick
-------------------------    --------------------     -------------------------

Executive Vice President/    J. Alan Kugle            /s/ J. Alan Kugle
-------------------------    --------------------     -------------------------
  General Counsel

Executive Vice President/    Kent T. Lucien           /s/ Kent T. Lucien
-------------------------    --------------------     -------------------------
  CFO/Treasurer
Vice President/Controller    Kenneth T. Uemura        /s/ Kenneth T. Uemura
-------------------------    --------------------     -------------------------

Assistant Secretary/         Jon T. Twatani           /s/ Jon T. Twatani
-------------------------    --------------------     -------------------------
  Assistant Treasurer

              DATED:         September 5            , 1996
                        ----------------------------



                                            /s/ Kathleen F. Oshiro
                                            -----------------------------------
                                            Kathleen F. Oshiro
                                            Secretary of
(corporate seal)                            C. BREWER AND COMPANY, LIMITED